UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION
                  WASHINGTON, D.C. 20001 AA



                          FORM 8-K


                       CURRENT REPORT
           PURSUANT TO SECTION 13 OR 15 (d) OF THE
               SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)  April  28, 1997


                    M.G. Products, Inc.
     (Exact Name of Registrant as Specified in Charter)


California                       0-18660               33-0098392
(State or Other Jurisdiction   (Commission           (IRS Employer
of Incorporation)              File Number)        Identification No.)

        8154  Bracken Creek, San Antonio Texas 78266-2143
           (Address of Principal Executive Offices)



Registrant's telephone number, including area code (210) 651-5188


Item 5. Other Events.

      On April 28, 1997, the Registrant released the press release that is filed as Exhibit 1 to this Report on Form 8-
K, which by this reference is incorporated herein.

Item   7.   Financial   Statements,  Pro   Forma   Financial
Information and Exhibits.

     (a)  Financial Statements of Business Acquired.

          None

     (b)  Pro Forma Financial Information.

          None

     (c)  Exhibits.

          Exhibit 1      Press Release dated April 28, 1997.


                         SIGNATURES

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              M.G. PRODUCTS, INC.


                              By   Eric Williams
                                   Chief Financial Officer

DATE:  April 29, 1997


                        EXHIBIT INDEX


Exhibit No.   Description                        Sequentially Numbered Page

Exhibit 1     Press Release dated April 28,1997               4



                            For further information contact:
                                           Mr. Eric Williams
                                     Chief Financial Officer


        M.G. PRODUCTS ANNOUNCES REDUCED SALES ORDERS


SAN ANTONIO, TEXAS. April 28, 1997. M.G. Products, Inc. (NASD-OTC BULLETIN BOARD: MGPR) today announced that its principal customer has advised the company it will be substantially reducing its orders of the company's product. Management believes this decrease in sales orders will significantly reduce 1997 sales revenue and hamper the company's efforts to return to profitability.

In response to this anticipated decrease in sales revenue, management is developing plans to reduce production and administrative expenses, as well as aggressively pursuing new sales opportunities.

M.G. Products is engaged in the manufacture and wholesale distribution of hanging and surface mounted decorative, fluorescent, and recessed lighting fixtures for residential use, sold nationally to major retailers.